EXHIBIT 10.3B

FIRST LEASE MODIFICATION

THIS FIRST LEASE MODIFICATION (“Lease Modification”), effective this 17th day of August, 2007, by and between ALLEGANY RESEARCH PROPERTIES, LLC, a Maryland limited liability company (“Landlord”), and INFOSPHERIX, INCORPORATED, a Delaware corporation (“Tenant”).

WITNESSETH:

EXPLANATION

The Landlord and the Tenant entered into a Lease dated the 6th day of February, 2007, a copy of which is attached hereto, incorporated herein, and marked as Exhibit 2 (the “Lease”). The Landlord and the Tenant wish to modify the Lease by removing and replacing Exhibit A “BUILDING AND PREMISES,” Exhibit D “MONTHLY RENTS AND TERMS,” and Exhibit F “COMMON AREA” of the Lease. Except for the modification of Exhibits A, D. and F, the Landlord and the Tenant wish to confirm and ratify all other terms of the Lease.

NOW, THEREFORE, In consideration of the agreements hereinafter set forth, the Landlord and the Tenant do hereby agree as follows:

1. The Explanation set forth above is hereby incorporated as a substantive provision of this Lease Modification.

2. Exhibit A “BUILDING AND PREMISES,” Exhibit D “MONTHLY RENTS AND TERMS,” and Exhibit F “COMMON AREA” of the Lease be and are hereby withdrawn from the Lease.

3. Exhibit A “BUILDING AND PREMISES,” Exhibit D “MONTHLY RENTS AND TERMS,” and Exhibit F “COMMON AREA,” which are attached hereto and marked collectively as Exhibit 1 to this Lease Modification, shall be substituted for the withdrawn Exhibits and shall be accepted by the parties as Exhibits A, D, and F of the Lease.

4. Except as set forth by this Lease Modification, the Landlord and the Tenant do hereby ratify and confirm all other terms and conditions of the Lease.

WITNESS the hands and seals of the parties hereto the day and year first above written.

LANDLORD:

ALLEGANY RESEARCH PROPERTIES, LLC

By:	/s/ Mark A. Farris
Name:	Mark A. Farris
Title:	VP, Carl Belt, Inc. - Managing Member

STATE OF MARYLAND,

ALLEGANY COUNTY, TO-WIT:

I HEREBY CERTIFY, that on this 28th day of August, 2007, before me, a Notary Public in and for the State and County aforesaid, personally appeared Mark A. Farris, who acknowledged himself to be the Managing Member of ALLEGANY RESEARCH PROPERTIES, LLC, a Maryland limited liability company, and that he, as such Vice President, being authorized so to do, executed the foregoing Lease Modification for the purposes therein contained, by signing the name of the limited liability company by himself as Allegany Research Properties, LLC.

WITNESS my hand and Notarial Seal the date aforesaid.

/s/ Kestion D. Mauzy
NOTARY PUBLIC

My Commission Expires: August 7, 2011

TENANT:

INFOSPHERIX, INCORPORATED

By:	/s/ Richard C. Levin
Name:	Richard C. Levin
Title:	President

STATE OF MARYLAND,

ALLEGANY COUNTY, TO-WIT:

I HEREBY CERTIFY, that on this 24th day of August, 2007, before me, a Notary Public in and for the State and County aforesaid, personally appeared Richard C. Levin, who acknowledged himself to be the President of INFOSPHERIX, INCORPORATED, a Delaware corporation, and that he, as such                     , being authorized so to do, executed the foregoing Lease Modification for the purposes therein contained, by signing the name of the limited liability company by himself as INFOSPHERIX.

WITNESS my hand and Notarial Seal the date aforesaid.

/s/ Karen L. Hoggins
NOTARY PUBLIC

My Commission Expires: 1-1-08

EXHIBIT 1

EXHIBIT A

Revised 08/17/07

BUILDING & PREMISES

EXHIBIT D

Revised 08/17/07

MONTHLY RENTS AND TERMS

Fiscal Year: 1 Oct. – 30 Sept.
Base Year Rent:
								Old Area	9,633		Old Area	3,471
								Add Area 30 Bay	2,355		Add Area	3,143
		Area #C	9,325	sq. ft.	Area #B	9,994	sq. ft.	Revised Area #D	11,988	sq. ft.	Area #A	6,614	sq. ft.
								Dining	1,000
Final		Area #1	9,325	sq. ft.	Area #2	9,994	sq. ft.	Area #3*	12,988	sq. ft.	Area #4	6,614	sq. ft.	Total Area *
														38,921
	Fiscal		Rent	Area #1		Rent	Area #2		Rent	Area #3		Rent	Area #4	Total
Year	Year	Term	Per S.F.	Rent	Term	Per S.F.	Rent	Term	Per S.F.	Rent	Term	Per S.F.	Rent	Base Rent
1	2007	10	$15.88	$148,081	10	$15.88	$158,705	10	$15.88	$206,249	7	$15.88	$105,030	$618,065
2	2008		$16.36	$152,523		$16.36	$163,466		$16.36	$212,437		$16.36	$106,151	$535,607
3	2009		$16.85	$157,099		$16.85	$168,370		$16.85	$218,810		$16.85	$111,427	$655,706
4	2010		$17.35	$161,812		$17.35	$173,421		$17.35	$225,374		$17.35	$114,769	$675,377
5	2011		$17.87	$166,666		$17.87	$178,624		$17.87	$232,136		$17.87	$118.213	$695,638
6	2012		$18.41	$171,666		$18.41	$183,982		$18.41	$239,100		$18.41	$121,759	$716,507
7	2013		$18.98	$176,816		$18.96	$189,502		$18.96	$246,273		$18.96	$125,412	$738,003
8	2014		$19.53	$182,121		$19.53	$195,187		$19.53	$253,661				$630,969
9	2015		$20.12	$187,585		$20.12	$201,042		$20.12	$261,271				$649,898
10	2016		$20.72	$193,212		$20.72	$207,074		$20.72	$269,109				$669,395

*	Area #3 includes 1,000 sq. ft. of rentable area in the dining room which is rentable area located outside of the Premises.

DESCRIPTION OF AREAS “A,” “B,” “C” & “D” in Exhibit D

Revised 08/17/07

EXHIBIT F

Revised 08/17/07

COMMON AREA

EXHIBIT 2

OFFICE LEASE

Filed separately as an exhibit to this Registration Statement

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